John Hancock
New York
Tax-Free Income Fund

ANNUAL
REPORT

8.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 27

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
exempt from
federal, New York
State and New
York City personal
income taxes,
 consistent with
preservation
of capital.

Over the last twelve months

* The New York municipal market held its own during difficult conditions.

* The Fund's airline-, airport- and corporate-backed bonds detracted from performance.

* The Fund's holdings in pre-refunded and call-protected bonds helped.

[Bar chart with heading "John Hancock New York Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.04% total return for Class A. The second bar represents the 3.31% total return for Class B. The third bar represents the 3.31% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.6%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 10.320%
 3.5%   New York City Muni. Water Finance Auth., 6-15-33, 5.500%
 3.0%   New York State Dormitory Auth., 5-15-19, 5.500%
 2.8%   Port Auth. of New York and New Jersey, 10-1-19, 6.750%
 2.6%   TSASC, Inc., 7-15-24, 5.500%
 2.4%   Islip Community Development Agency, 3-1-26, 7.500%
 2.4%   Triborough Bridge & Tunnel Auth., 1-1-21, 6.125%
 2.1%   Puerto Rico Public Finance Corp., 8-1-29, 5.500%
 2.1%   New York, City of, 12-1-17, 5.250%
 2.0%   New York State Dormitory Auth., 7-1-31, 5.250%

As a percentage of net assets on August 31, 2002.



MANAGERS'
REPORT

BY CYNTHIA M. BROWN, BARRY H. EVANS, CFA, AND DIANNE SALES, CFA,
PORTFOLIO MANAGERS

John Hancock
New York Tax-Free Income Fund

Considering all they had to cope with during the past 12 months, New York municipal bonds posted respectable returns during the past year. The global uncertainty caused by the terrorist attacks of September 11, 2001 prompted the Federal Reserve Board to dramatically lower interest rates in the last four months of 2001, and then hold them steady at 40-year lows through the end of the period. Low interest rates and waning fears of inflation in the wake of a weak economy buoyed nearly all types of bonds, including municipals. The bear market in stocks also helped, fueling a "flight to safety" toward high-quality fixed-income investments. More recently, however, the muni market has periodically faced more of an uphill battle as investors became more optimistic about the economy, raising concerns about rising interest rates. Another factor curtailing the progress of the municipal bond market of late was a wave of new bonds being issued, as municipal issuers sought to lock in prevailing low interest rates by issuing new, or refinancing old, debt. An abundance of new supply weighed a bit on muni prices, although continued strong demand helped lessen the pressure.

"...New York municipal
 bonds posted
 respectable returns
 during the past year."

Other developments clearly presented some difficult challenges unique to New York. The terrorist attacks forced New York City and state municipal bond issuers to grapple with the dual challenges of decreased revenues, as personal income tax receipts declined, and increased spending on items such as security and unemployment benefits. But investors seem to have approved of the steps New York issuers have implemented to deal with these problems.

[Photos of Cynthia Brown, Barry Evans and Dianne Sales flush right next to first paragraph.]

FUND PERFORMANCE

For the 12 months ended August 31, 2002, John Hancock New York Tax-Free Income Fund's Class A, Class B and Class C shares posted total returns of 4.04%, 3.31% and 3.31%, respectively, at net asset value. By comparison, the average New York municipal bond fund returned 4.02%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

PRE-REFUNDEDS, NON-CALLABLES SHINE

In a process known as pre-refunding, many New York City issuers replaced older, higher-interest-rate bonds with new ones financed at lower prevailing rates. The issuers then backed the old bonds with U.S.
Treasury securities, which gave the municipal bonds the highest credit backing available in the bond market. The higher credit rating usually translated into higher prices for the pre-refunded bonds.

"Our focus on non-callable
 bonds also aided our per-
 formance."

Our focus on non-callable bonds also aided our performance. When rates decline, municipal issuers, like homeowners, often refinance to reduce debt costs. Bond investors typically dislike it when bonds are "called" in this refinancing process because it often forces them to reinvest the proceeds at lower prevailing rates. Given the dramatic decline in interest rates, bond calls happened quite frequently during the year. Fortunately, a good portion of the Fund was well-protected against being called, or was non-callable altogether, which allowed us to hang on to relatively high-yielding bonds that were in strong demand and whose prices were bid up as a result.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Education 14%, the second is Health 12%, the third Industrial development 11%, the fourth Authority 8% and the fifth General obligations 6%.]

BONDS TIED TO AIRLINES, CORPORATIONS SLUMP

The main disappointment during the year was that we had positioned the portfolio to benefit from an improving economy. In our view, the economy, while certainly not headed for boom times, was poised to generate decent growth in the second half of 2001, primarily the function of rapidly declining interest rates in the first half of last year. But then a number of unforeseen occurrences quickly overwhelmed hopes for a recovery. The events of September 11, 2001 clearly had an impact on the economy's health. But so did questions about corporate accounting practices and ethics, which helped extend the bear market in stocks and left corporate America with less spending and borrowing power. In particular, our holdings in bonds used to finance the construction and operation of airline projects weakened, as travel slumped in the aftermath of September 11. Bonds issued by municipalities on behalf of projects deemed in the public interest and backed by corporations also came under pressure as corporate profits declined. We've pared back the most weakened of our holdings in these two areas, although we believe that those we've held onto are poised for improvement once the economy strengthens.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 8-31-02." The chart is divided into three sections (from top to left): Revenue bonds 93%, General obligation bonds 6% and Short-term assets and other 1%. ]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Corporate-backed bonds followed by a down arrow with the phrase "Weak economy, ethics questions concerned investors." The second listing is Pre-refunded bonds followed by an up arrow with the phrase "Demand for these high-quality bonds increased." The third listing is Non-callable bonds followed by an up arrow with the phrase "Inability to retire these higher-yielding bonds helped prices."]

OUTLOOK

Many New York municipal issuers will continue to struggle with budget gaps resulting from declining revenues and rising expenses. So our credit research team will continue to closely monitor developments on that front. From a macroeconomic viewpoint, we believe the economy will continue to inch toward recovery over the next six months or so, with more robust growth in store for the second half of 2003. Inflation is nearly non-existent right now, so we don't think the Fed will raise interest rates anytime this year. Moderate, non-inflationary growth, coupled with steady interest rates, would likely be a positive for municipal bonds. The performance of the bond market will likely be the mirror image of stocks; if stocks remain weak, bonds should benefit. If stocks take off, bonds could suffer a bit as investors who seek out hot sectors gravitate toward the equity market. It's important to remember that with interest rates so low, it's unlikely that municipal bonds will produce the same magnitude of price appreciation that they have enjoyed over the past two years or so. That said, we believe municipals will continue to offer good value for investors with a multi-year investment horizon who seek to diversify their portfolios using tax-free bonds.

"Moderate, non-inflationary
 growth, coupled with
 steady interest rates, would
 likely be a positive for
 municipal bonds."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2002

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
municipal bonds and
is commonly used as
a measure of bond
performance.

It is not possible to
invest directly in
an index.

                               Class A      Class B      Class C        Index
Inception date                 9-13-87      10-3-96       4-1-99          --

Average annual returns with maximum sales charge (POP)
One year                        -0.63%       -1.65%        1.27%        6.24%
Five years                       4.75%        4.66%          --         6.42%
Ten years                        5.77%          --           --         6.74%
Since inception                    --         5.24%        4.25%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -0.63%       -1.65%        1.27%        6.24%
Five years                      26.12%       25.55%          --        36.49%
Ten years                       75.28%          --           --        91.94%
Since inception                    --        35.24%       15.28%          --

SEC 30-day yield as of August 31, 2002
                                 4.27%        3.78%        3.73%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $19,194 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund Class A, before sales charge, and is equal to $18,357 as of August 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund Class A, after sales charge, and is equal to $17,528 as of August 31, 2002.

                                    Class B      Class C 1
Period beginning                    10-3-96       4-1-99
Without sales charge                $13,625      $11,652
With maximum sales charge           $13,524      $11,528
Index                               $14,706      $12,225

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2002

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 98.71%                                                                         $74,007,197
(Cost $68,733,767)

Florida 0.67%                                                                                                $502,975
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention &
  Resort Hotel Facil Ser 2002A, 10-01-33                             10.000%     BB              $500         502,975

New York 86.32%                                                                                            64,718,225
Albany Parking Auth,
  Rev Ref Ser 2001A, 07-15-25                                         5.625      BBB+             750         774,322
Chautauqua TOB Asset Securitization Corp.,
  TOB Settlement Rev Asset Backed Bond, 07-01-40                      6.750      A+             1,000       1,075,890
Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj, 10-01-26                      8.250      BB+            1,000       1,076,320
Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of
  Technology Proj, 03-01-26                                           7.500      AAA            1,500       1,787,070
Long Island Power Auth,
  Elec Sys Rev Cap Apprec, 06-01-27                                    Zero      AAA            1,000         285,420
Metropolitan Transportation Auth,
  Commuter Facil Rev 1987 Serv Contract
  Ser 3, 07-01-08                                                     7.375      A3             1,000       1,157,490
  Rev Ref Serv Contract Ser 2002A, 01-01-29                           5.125      AA-            1,000       1,004,920
  Rev Ser 2002A, 11-15-31                                             5.125      A              1,150       1,153,991
Monroe TOB Asset Securitization Corp.,
  TOB Settlement Rev Asset Backed Bonds, 06-01-35                     6.375      A              1,000       1,055,770
Nassau County Industrial Development Agency,
  Civic Facil Rev Ser 2001A North Shore Hlth Sys
  Proj, 11-01-21                                                      6.250      BB+              300         298,806
  Civic Facil Rev Ser 2001B North Shore Hlth
  Sys Proj, 11-01-11                                                  5.875      BB+              500         502,130
New York City Health & Hospital Corp.,
  Hlth Sys Rev Ser 2002A, 02-15-26                                    5.375      BBB              500         501,090
New York City Housing Development Corp.,
  Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A,
  10-01-15                                                            6.550      AAA            1,000       1,029,390
New York City Industrial Development Agency,
  Civic Facil Rev Polytechnic Univ Proj, 11-01-30                     6.125      BBB-           1,000       1,033,140
  Civic Facil Rev Ser 2002C Staten Island Univ Hosp
  Proj, 07-01-32                                                      6.450      BBB-             500         503,400
  Ind'l Dev Rev Ref LaGuardia Assoc LP Proj, 11-01-28                 6.000      BB+              750         586,942
  Rev Brooklyn Navy Yard Cogeneration Partners,
  10-01-28                                                            5.650      BBB-           1,000         982,540
  Rev Airis JFK I Llc Ser 2001A Proj, 07-01-28                        5.500      BBB-           1,000         932,810
  Spec Facil Rev American Airlines, Inc. Proj, 08-01-24               6.900      BB-            1,000         693,410
  Spec Facil Rev British Airways Plc Proj, 12-01-32                   7.625      BBB-           1,000         888,510
New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ref, 06-15-33                                     5.500      AA             2,500       2,627,775
  Wtr & Swr Sys Rev Ref Cap Apprec Ser 2001D,
  06-15-20                                                             Zero      AA             2,000         849,660
  Wtr & Swr Sys Rev Ref Ser 2000 B, 06-15-33                          6.000      AA               460         534,479
  Wtr & Swr Sys Rev Ref Ser 2000 B Preref, 06-15-33                   6.000      AA               740         876,375
  Wtr & Swr Sys Rev Ser 1996A, 06-15-26                               5.375      AAA            1,000       1,023,850
New York City Transitional Finance Auth,
  Rev Future Tax Sec Bond Ser B, 11-15-29                             6.000      AA+            1,000       1,182,660
  Rev Future Tax Sec Bond Ser B Unref, 02-01-17                       5.500      AA+              760         831,394
  Rev Future Tax Sec Bond Ser B Preref, 02-01-17                      5.500      AA+              240         275,959
  Rev Future Tax Sec Bond Ser C, 02-01-17                             5.375      AA+            1,000       1,082,220
New York Local Government Assistance Corp.,
  Rev Ref Cap Apprec 1993 Ser C, 04-01-14                              Zero      AAA            1,100         681,901
  Rev Ref 1993 Ser C, 04-01-17                                        5.500      AA-            1,225       1,383,013
New York Mortgage Agency,
  Homeowner Mtg Rev Ref Ser 57, 10-01-17                              6.300      Aa1              500         537,685
  Homeowner Mtg Rev Ref Ser 94, 10-01-30                              5.900      Aa1              500         526,805
New York State Dormitory Auth,
  Catholic Hlth Servs Rev Ser 2000A, 07-01-30                         6.000      BBB+           1,000       1,064,760
  City Univ Rev Iss Ser U Unref Bal, 07-01-08                         6.375      BBB              210         214,920
  Concord Nursing Home Inc Rev, 07-01-29                              6.500      A1               500         550,120
  KMH Homes Inc FHA-Ins Mtg Rev Ser 1991, 08-01-31                    6.950      AA             1,140       1,155,846
  Lease Rev State Univ Dorm Facil Ser A, 07-01-30                     6.000      AA-            1,000       1,110,010
  Miriam Osborn Mem Home Rev Ser B, 07-01-25                          6.875      A                750         848,280
  Rev City Univ Sys Cons 4th Gen Ser 2001A, 07-01-31                  5.250      AA-            1,500       1,527,495
  Rev Ref Lenox Hill Hosp Oblig Group, 07-01-30                       5.500      A3             1,000       1,025,890
  St. Luke's-Roosevelt Hospital Center Rev Ser 2000B,
  08-15-40                                                             Zero      AAA            3,000         297,120
New York State Dormitory Auth (cont.),
  State Univ Ed Facil Rev Ser 1993A, 05-15-19                         5.500      AA-            2,000       2,240,520
  State Univ Ed Facil Rev Ser 1993A, 05-15-15                         5.250      AAA            1,000       1,118,230
  State Univ Ed Facil Rev Ser 2000B, 05-15-23                         5.375      AA-            1,000       1,038,620
  Univ of Rochester Rev Ser 1987 Unref Bal, 07-01-09                  6.500      A+                20          20,077
  Univ of Rochester Ser 2000A, Step Coupon
  (6.05%, 07-01-10), 07-01-25                                          Zero      AAA            1,000         687,990
New York State Environmental Facil Corp.,
  State Wtr Poll Control Rev Rites-PA 174, 06-15-11                  14.295#     AAA              500         762,500
  State Wtr Poll Control Revolving Fund Rev
  Ser 1991E Unref Bal, 06-15-10                                       6.875      AAA               40          42,684
New York State Housing Finance Agency,
  Ins Multi-Family Mtg Hsg 1992 Ser C, 08-15-14                       6.450      AAA              500         510,625
  Ins Multi-Family Mtg Hsg 1994 Ser C, 08-15-14                       6.450      Aa1            1,000       1,042,040
New York State Medical Care Facilities Finance Agency,
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B
  Unref Bal, 02-15-32                                                 6.950      AA               830         849,845
  Rev Mental Hlth 1994 Ser E Unref Bal, 08-15-19                      6.250      AAA               30          32,741
New York State Power Auth,
  Gen Purpose Ser W, 01-01-08                                         6.500      AAA              250         289,100
New York State Urban Development Corp.,
  Rev Personal Income Tax St Facil Ser 2002A, 03-15-27                5.125      AA             1,000       1,010,130
New York, City of,
  GO Fiscal 1991 Ser B, 06-01-07                                      8.250      A                200         242,860
  GO Fiscal 1991 Ser D Unref Bal, 08-01-04                            8.000      A                  5           5,170
  GO Fiscal 1991 Ser F Unref Bal, 11-15-03                            8.200      A                 20          20,421
  GO Fiscal 1992 Ser B Preref, 10-01-13                               7.000      A                 10          10,199
  GO Ser 2001B, 12-01-17                                              5.250      A              1,500       1,565,790
New York, State of,
  GO Environmental Quality Fiscal 1994, 12-01-14                      6.500      AA             1,000       1,129,060
Onondaga County Industrial Development Agency,
  Rev Sr Air Cargo, 01-01-32                                          6.125      Baa3           1,000         986,630
Orange County Industrial Development Agency,
  Civic Facil Rev Ser 2001C Arden Hill Care Ctr,
  Newburgh, 08-01-31                                                  7.000      BB+              500         501,095
Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4, 10-01-19                        6.750      BBB            2,000       2,062,580
Suffolk County Industrial Development Agency,
  Civic Facil Rev Ser 2002B Huntington Hosp Proj,
  11-01-22                                                            6.000      BBB            1,000       1,030,600
  Continuing Care Retirement Rev Peconic Landing
  Ser 2000A, 10-01-30                                                 8.000      BB+              500         507,710
Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ser 1992Y, 01-01-21                                 6.125      AA-            1,500       1,774,980
  Gen Purpose Rev Ser 1993, 01-01-21                                   Zero      AAA            1,500         624,105
Trust for Cultural Resources of the City of New York,
  Museum of American Folk Art Rev, 07-01-30                           6.125      A                500         549,450
TSASC, Inc.,
  TOB Settlement Asset Backed Bond Ser 1, 07-15-24                    5.500      A              2,000       1,982,280
Ulster TOB Asset Securitization Corp.,
  TOB Settlement Rev Asset Backed Bond, 06-01-40                       Zero      A1             1,000         654,500
Upper Mohawk Valley Regional Water Finance Auth,
  Wtr Sys Rev Cap Apprec, 04-01-22                                     Zero      Aaa            2,230         846,062
Westchester County Healthcare Corp.,
  Rev Ref Sr Lien Ser 2000A, 11-01-30                                 6.000%     A              1,150       1,202,716
Yonkers Industrial Development Agency,
  Civic Facil Rev Ser 2001A Community Development
  Properties, 02-01-26                                                6.625      BBB-           1,000       1,057,490
  Civic Facil Rev Ser 2001B St John's Riverside Hosp,
  07-01-31                                                            7.125      BB               780         787,847

Puerto Rico 8.93%                                                                                           6,694,031
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
  of Puerto Rico, 07-01-11                                           10.320#     AAA            2,000       2,684,520
Puerto Rico Highway & Transportation Auth,
  Trans Rev Ser B, 07-01-26                                           6.000      A              1,000       1,084,990
Puerto Rico Public Building Auth,
  Rev Gtd Govt Facil Ser A, 07-01-12                                  6.250      AAA            1,110       1,349,716
Puerto Rico Public Finance Corp.,
  Commonwealth Approp Ser 2002E, 08-01-29                             5.500      BBB+           1,500       1,574,805

Virgin Islands 2.79%                                                                                        2,091,966
Virgin Islands Public Finance Auth,
  Rev Receipts Tax Ln Ser A, 10-01-24                                 6.500      BBB-             535         596,691
  Rev Sub Lien Fund Ln Notes Ser 1998E, 10-01-18                      5.875      BB+            1,500       1,495,275

TOTAL INVESTMENTS 98.71%                                                                                  $74,007,197

OTHER ASSETS AND LIABILITIES, NET 1.29%                                                                      $970,890

TOTAL NET ASSETS 100.00%                                                                                  $74,978,087


* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

# Represents rate in effect on August 31, 2002.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

August 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                      VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                         OF NET ASSETS
General Obligation                                    5.77%
Revenue Bonds -- Authority                            8.45
Revenue Bonds -- Anticipation Note                    2.10
Revenue Bonds -- Bridge & Toll Road                   2.37
Revenue Bonds -- Building                             0.73
Revenue Bonds -- Combined                             9.42
Revenue Bonds -- Education                           14.37
Revenue Bonds -- Electric                             3.52
Revenue Bonds -- Environment                          1.02
Revenue Bonds -- General Purpose                      0.91
Revenue Bonds -- Health                              11.71
Revenue Bonds -- Highway                              1.45
Revenue Bonds -- Housing                              5.60
Revenue Bonds -- Improvement                          2.02
Revenue Bonds -- Industrial Development              11.28
Revenue Bonds -- Industrial Revenue                   0.73
Revenue Bonds -- Other                                4.15
Revenue Bonds -- Parking Garage/Authority             1.03
Revenue Bonds -- Single Family                        0.70
Revenue Bonds -- Transportation                       5.26
Revenue Bonds -- Various Purpose                      1.41
Revenue Bonds -- Water & Sewer                        4.71

Total tax-exempt long-term bonds                     98.71%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $68,733,767)                           $74,007,197
Cash                                                                  296,149
Receivable for shares sold                                             11,200
Interest receivable                                                   941,167
Other assets                                                            4,348

Total assets                                                       75,260,061

LIABILITIES
Payable for shares repurchased                                        170,321
Dividends payable                                                      22,580
Payable to affiliates                                                  41,658
Other payables and accrued expenses                                    47,415

Total liabilities                                                     281,974

NET ASSETS
Capital paid-in                                                    70,677,847
Accumulated net realized loss on investments                         (992,534)
Net unrealized appreciation of investments                          5,273,430
Accumulated net investment income                                      19,344

Net assets                                                        $74,978,087

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($48,911,516 [DIV] 3,918,464 shares)                           $12.48
Class B ($22,823,103 [DIV] 1,828,437 shares)                           $12.48
Class C ($3,243,468 [DIV] 259,856 shares)                              $12.48

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.48 [DIV] 95.5%)                                         $13.07
Class C ($12.48 [DIV] 99%)                                             $12.61

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $4,028,020

Total investment income                                             4,028,020

EXPENSES
Investment management fee                                             349,929
Class A distribution and service fee                                  144,114
Class B distribution and service fee                                  206,061
Class C distribution and service fee                                   13,415
Transfer agent fee                                                     84,157
Custodian fee                                                          31,229
Auditing fee                                                           21,609
Accounting and legal services fee                                      14,794
Registration and filing fee                                            12,776
Printing                                                                7,556
Miscellaneous                                                           4,651
Trustees' fee                                                           4,451
Interest expense                                                        1,642
Legal fee                                                               1,151

Total expenses                                                        897,535
Less expense reductions                                                (9,040)

Net expenses                                                          888,495

Net investment income                                               3,139,525

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (523,196)
Change in unrealized appreciation (depreciation) of investments       172,705

Net realized and unrealized loss                                     (350,491)

Increase in net assets from operations                             $2,789,034

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-01          8-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $2,606,540       $3,139,525

Net realized gain (loss)                           492,334         (523,196)
Change in net unrealized
  appreciation (depreciation)                    3,069,578          172,705

Increase in net assets
  from operations                                6,168,452        2,789,034

Distributions to shareholders
From net investment income
Class A                                         (2,132,587)      (2,262,789)
Class B                                           (463,535)        (808,139)
Class C                                            (10,418)         (54,850)
                                                (2,606,540)      (3,125,778)

From fund share transactions                    10,283,721        9,629,303

NET ASSETS
Beginning of period                             51,839,895       65,685,528

End of period 1                                $65,685,528      $74,978,087

1 Includes accumulated net investment income of $19,344 and $19,344, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.25      $12.62      $11.76      $11.82      $12.57
Net investment income 2                                   0.66        0.63        0.61        0.58        0.58
Net realized and unrealized
  gain (loss) on investments                              0.37       (0.75)       0.06        0.75       (0.09)
Total from
  investment operations                                   1.03       (0.12)       0.67        1.33        0.49
Less distributions
From net investment income                               (0.66)      (0.63)      (0.61)      (0.58)      (0.58)
From realized gain                                          --       (0.11)         --          --          --
In excess of realized gain                                  --          -- 3        --          --          --
                                                         (0.66)      (0.74)      (0.61)      (0.58)      (0.58)
Net asset value,
  end of period                                         $12.62      $11.76      $11.82      $12.57      $12.48
Total return 4,5 (%)                                      8.64       (1.08)       5.95       11.54        4.04

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $52         $48         $43         $48         $49
Ratio of expenses
  to average net assets (%)                               0.70        0.70        0.77        0.97        1.05
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.10        1.08        1.13        1.12        1.06
Ratio of net investment income
  to average net assets (%)                               5.26        5.06        5.28        4.77        4.71
Portfolio turnover (%)                                      46          58          63          54          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.25      $12.62      $11.76      $11.82      $12.57
Net investment income 2                                   0.57        0.54        0.53        0.49        0.49
Net realized and unrealized
  gain (loss) on investments                              0.37       (0.75)       0.06        0.75       (0.09)
Total from
  investment operations                                   0.94       (0.21)       0.59        1.24        0.40
Less distributions
From net investment income                               (0.57)      (0.54)      (0.53)      (0.49)      (0.49)
From realized gain                                          --       (0.11)         --          --          --
In excess of realized gain                                  --          -- 3        --          --          --
                                                         (0.57)      (0.65)      (0.53)      (0.49)      (0.49)
Net asset value,
  end of period                                         $12.62      $11.76      $11.82      $12.57      $12.48
Total return 4,5 (%)                                      7.88       (1.77)       5.21       10.76        3.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $6          $8          $8         $17         $23
Ratio of expenses
  to average net assets (%)                               1.40        1.40        1.47        1.67        1.75
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.80        1.78        1.83        1.82        1.76
Ratio of net investment income
  to average net assets (%)                               4.56        4.36        4.58        4.07        4.01
Portfolio turnover (%)                                      46          58          63          54          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 7   8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $12.39      $11.76      $11.82      $12.57
Net investment income 2                                   0.22        0.53        0.50        0.49
Net realized and unrealized gain
  (loss) on investments                                  (0.63)       0.06        0.75       (0.09)
Total from
  investment operations                                  (0.41)       0.59        1.25        0.40
Less distributions
From net investment income                               (0.22)      (0.53)      (0.50)      (0.49)
Net asset value, end of period                          $11.76      $11.82      $12.57      $12.48
Total return 4,5 (%)                                     (3.24) 8     5.21       10.77        3.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        -- 9        $1          $3
Ratio of expenses
  to average net assets (%)                               1.40 10     1.47        1.67        1.75
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.78 10     1.83        1.82        1.76
Ratio of net investment income
  to average net assets (%)                               4.23 10     4.58        4.07        4.01
Portfolio turnover (%)                                      58          63          54          36

 1 As required, effective September 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The change had no effect on per share amounts for the year ended August 31, 2002 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.69%, 3.99% and 3.99% for Class A, Class B and Class C, respectively. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Less than $0.01 per share.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Does not take into consideration expense reductions during the periods shown.

 7 Class C shares began operations on 4-1-99.

 8 Not annualized.

 9 Less than $500,000.

10 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock New York Tax-Free Income Fund (the "Fund") is a non-diversified series of John Hancock Tax-Exempt Series Fund, an open-end investment management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income consistent with preservation of capital that is exempt from federal, New York State and New York City personal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,217,000 and the weighted average interest rate was 2.325%. Interest expense includes $381 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $596,051 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: August 31, 2008 -- $414,005, August 31, 2010 -- $182,046. Additionally, net capital losses of $332,301 attributable to security transactions incurred after October 31, 2001 are treated as arising on September 1, 2002, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended August 31, 2002, the tax character of distributions paid was as follows: ordinary income $1,450 and exempt income $3,124,328. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2002, the components of distributable earnings on a tax basis included $45,336 of undistributed exempt income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $250,000,000, (c) 0.425% of the next
$500,000,000, (d) 0.40% of the next $250,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $1,250,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $9,040, or 0.01% of the Fund's average net assets, for the year ended August 31, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $216,417 with regard to sales of Class A shares. Of this amount, $26,342 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $158,488 was paid as sales commissions to unrelated broker-dealers and $31,587 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $25,785 with regard to sales of Class C shares. Of this amount, $24,235 was paid as sales commissions to unrelated broker-dealers and $1,550 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2002, CDSCs received by JH Funds amounted to $35,134 for Class B shares and $42 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 8-31-01            YEAR ENDED 8-31-02
                               SHARES            AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                          853,340       $10,382,507       646,298      $7,928,002
Distributions reinvested      121,953         1,480,504       122,714       1,506,073
Repurchased                  (817,340)       (9,903,599)     (687,901)     (8,457,808)
Net increase                  157,953        $1,959,412        81,111        $976,267

CLASS B SHARES
Sold                          729,680        $8,898,030       659,359      $8,142,380
Distributions reinvested       16,836           205,225        37,786         463,804
Repurchased                   (99,284)       (1,202,875)     (211,181)     (2,595,172)
Net increase                  647,232        $7,900,380       485,964      $6,011,012

CLASS C SHARES
Sold                           39,988          $487,811       225,846      $2,776,084
Distributions reinvested          322             3,938         1,961          24,185
Repurchased                    (5,651)          (67,820)      (12,975)       (158,245)
Net increase                   34,659          $423,929       214,832      $2,642,024

NET INCREASE                  839,844       $10,283,721       781,907      $9,629,303

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2002, aggregated $34,493,828 and $25,025,767, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $68,712,980. Gross unrealized appreciation and depreciation of investments aggregated $5,598,668 and $304,451, respectively, resulting in net unrealized appreciation of $5,294,217. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended August 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $8,849, a decrease in accumulated net investment income of $29,636 and an increase in capital paid-in of $20,787. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $15,889 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $13,747, decrease unrealized appreciation of investments by $4,898 and increase net realized loss on investments by $8,849.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock New York Tax-Free Income Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, New York
October 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended August 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.99% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 4.62%. None of the income dividends were derived from the U.S. Treasury Bills.

For specific information on exception provisions in your state, consult your local state tax officer or your tax adviser. Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1987                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1987                31
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1996                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1994                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1996                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           1996                38
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John A. Moore 2, Born: 1939                                                                 1996                38
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                60
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                60
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1987
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    New York Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



OUR WEB SITE

Available just a few clicks away --
www.jhfunds.com

Instant access to
----------------------------------
Portfolio/Account Information
----------------------------------
Proxy Voting
----------------------------------
Daily Mutual Fund Prices
----------------------------------
Mutual Fund Overviews
----------------------------------
Prospectuses
----------------------------------
4 & 5 Star Funds
----------------------------------
IRA Information/Calculators
----------------------------------
Annual & Semiannual Reports
----------------------------------
Investment Professionals
----------------------------------
Mutual Fund FAQs



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, New York 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, New York 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, New York 02217-1001

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, New York 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, New York 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1001
                                     Boston, MA 02217-1001

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
New York Tax-Free Income Fund.

7600A   8/02
       10/02






John Hancock
Massachusetts
Tax-Free Income Fund

ANNUAL
REPORT

8.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 27

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital, that is
exempt from
federal and
Massachusetts
personal income
taxes.

Over the last twelve months

* Municipal bonds performed well as demand jumped strongly, despite a sharp increase in issuance.

* The Fund's essential service revenue bonds performed well.

* On the economic front, the Massachusetts economy has weathered the recession relatively well.

[Bar chart with heading "John Hancock Massachusetts Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.54% total return for Class A. The second bar represents the 4.80% total return for Class B. The third bar represents the 4.80% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.7%   Massachusetts Turnpike Auth., 1-1-23, 5.125%
 3.8%   Route 3 North Transit Improvement Assoc., 6-15-29, 5.375%
 3.7%   Holyoke Gas and Electric Department, 12-1-31, 5.000%
 3.4%   Massachusetts Industrial Finance Agency, 12-1-20, 6.750%
 2.9%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 10.320%
 2.6%   Mass. Water Pollution Abatement Trust, 2-1-31, 5.125%
 2.3%   Brockton, City of, 6-15-18, 6.125%
 2.2%   Mass. Health and Ed. Facilities Auth., 12-15-31, 9.200%
 2.2%   Mass. Health and Ed. Facilities Auth., 7-15-37, 5.125%
 2.1%   Mass. Development Finance Agency, 11-1-28, 5.450%

As a percentage of net assets on August 31, 2002.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND CYNTHIA M. BROWN,
PORTFOLIO MANAGERS

John Hancock
Massachusetts Tax-Free Income Fund

Over the past year, a weakened economy, global uncertainty after September 11 and turmoil in the equity markets resulted in a good environment for bonds. It also led the Federal Reserve to cut interest rates four times after the terrorist attacks in an attempt to keep the U.S. economy from sliding deeper into recession. With economic numbers indicating a very slow recovery, the Federal Reserve has held rates steady in 2002, buoying fixed-income performance. Most market experts expect stronger growth to return in the latter part of 2003, and therefore don't anticipate any rate hikes until at least the first quarter of 2003. There's even some speculation that the Fed might lower rates even further this year. Against this backdrop of low interest rates, tame inflation and slow economic growth, bonds have posted solid returns.

"...a good environment
 for bonds."

Municipal bonds, in particular, have performed well. Although issuance increased dramatically as governments took advantage of lower interest rates to finance and/or refinance their capital budgets, demand for tax-exempt fixed-income securities has outpaced supply. The result has been strong performance in the municipal market, especially on an after-tax basis. With all of the uncertainty about the economic recovery, we've seen higher-grade issues outperform as investors have exhibited classic "flight to quality" behavior, shying away from lower-grade names.

PERFORMANCE REVIEW

For the year ended August 31, 2002, John Hancock Massachusetts Tax-Free Income Fund's Class A, Class B and Class C shares returned 5.54%, 4.80% and 4.80%, respectively, at net asset value. For the same period, the average Massachusetts municipal bond fund returned 5.08%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photos of Dianne Sales, Barry Evans and Cynthia Brown flush right next to first paragraph.]

REVENUE BONDS TURN IN SOLID PERFORMANCE

Our essential service revenue bonds -- such as water, sewer and electric utilities -- turned in solid performances. Given their stable revenue streams, these bonds were well insulated from the weakening economy. Refinancings by the Massachusetts Bay Transportation Authority (MBTA) also contributed positively to the Fund's performance. In particular, the refinancing of the Route 128 parking garage boosted the credit rating on the project to AAA from BBB. Finally, our avoidance of unenhanced airline debt also helped our relative performance.

"Our essential service
 revenue bonds -- such as
 water, sewer and electric
 utilities -- turned in
 solid performances."

Not all of our holdings have performed well, however. With interest rates declining and bond prices rising, our higher coupon bonds lost some steam as they traded through their coupons. Because these bonds are trading at a premium and have limited upside potential, they had trouble keeping up in this market environment. We also suffered from our holdings in the Ogden Haverhill waste project, as problems at the parent, Covanta, cast a shadow over the bonds. However, the project is independent of the parent and remains profitable, so we anticipate improved relative performance over the next year.

MASSACHUSETTS MARKET

On the economic front, the Massachusetts economy has weathered the recession relatively well. However, the state's fiscal situation has suffered more than expected, as lower tax revenues, on top of the state's tax rollback, combined to deplete state reserve funds. The fiscal year 2003 budget was signed two months late and relied on numerous tax increases, further depletion of reserve funds and one-time revenue enhancements to achieve balance. The state also eliminated the income-tax rate decrease that was to have occurred in January 2003. The net result is that the state's safety net has been reduced to a very thin margin, diminishing fiscal flexibility if tax revenues drop further. Since we are approaching a gubernatorial election, additional fiscal adjustments will be more difficult, due to heavy political pressures. In this environment, credit ratings could be vulnerable to a downgrade. Of course, we will be monitoring the situation closely and keeping a close eye on secondary effects of the state's budget cuts on all of our holdings going forward.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Education 20%, the second is Health 11%, the third Highway 9%, the fourth General obligation 8% and the fifth Water & sewer 8%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 8-31-02." The chart is divided into three sections (from top to left): Revenue bonds 89%, General obligation bonds 8% and Short-term investments and other 3%.]

PORTFOLIO ADJUSTMENTS

In this volatile market environment, we have stayed the course with our long-term investment strategy, making only minor adjustments to the portfolio. We've selectively looked for opportunities to add new names to the portfolio. With little new issuance in the state, the opportunities have been limited. Our emphasis has been on bonds with good call protection -- that is, bonds that are protected from being redeemed early by the issuers. We've also looked for bonds with strong liquidity, as they tend to perform better in difficult markets.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Revenue bonds followed by an up arrow with the phrase "Essential services equal strong revenue streams." The second listing is MBTA followed by an up arrow with the phrase "Refinancing boosts credit quality." The third listing is Premium coupon bonds followed by a down arrow with the phrase "Limited upside potential."]

OUTLOOK

Looking ahead, we believe the outlook for municipal bonds remains positive. Indicators suggest that we're in the midst of an extended period of slow economic growth, which is a good environment for bonds. As we mentioned earlier, the Federal Reserve isn't likely to raise interest rates anytime soon, given the economic outlook. Against that backdrop, bonds are likely to trade in a relatively narrow range. As a result, fixed-income investors will see much of the returns coming from coupon income as opposed to price performance. With interest rates at such low levels, price appreciation on the same scale as the past two years is not likely to be repeated. We believe the Fund is well positioned to benefit from this scenario.

"Looking ahead, we believe
 the outlook for municipal
 bonds remains positive."

In this slow-growth environment, we anticipate maintaining our strong focus on revenue bonds, particularly those in essential services, such as water, sewer or electric utilities, and stable sectors such as higher education. These bonds tend to be better insulated from a weakening economy due to the essential nature of their services. Since project revenues are more closely aligned with current economic conditions, they are more likely to see their income streams pick up as the economy improves.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2002

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
municipal bonds and
is commonly used as
a measure of bond
performance.

It is not possible to
invest directly in
an index.

                               Class A      Class B      Class C        Index
Inception date                  9-3-87      10-3-96       4-1-99          --

Average annual returns with maximum sales charge (POP)
One year                         0.83%       -0.20%        2.73%        6.24%
Five years                       4.93%        4.83%          --         6.42%
Ten years                        5.87%          --           --         6.74%
Since inception                    --         5.43%        4.19%          --

Cumulative total returns with maximum sales charge (POP)
One year                         0.83%       -0.20%        2.73%        6.24%
Five years                      27.21%       26.61%          --        36.49%
Ten years                       76.93%          --           --        91.94%
Since inception                    --        36.72%       15.06%          --

SEC 30-day yield as of August 31, 2002
                                 4.32%        3.82%        3.79%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment of Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $19,194 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund Class A, before sales charge, and is equal to $18,526 as of August 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund Class A, after sales charge, and is equal to $17,693 as of August 31, 2002.

                                    Class B      Class C 1
Period beginning                    10-3-96       4-1-99
Without sales charge                $13,776      $11,629
With maximum sales charge           $13,672      $11,506
Index                               $14,706      $12,225

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2002

This schedule is divided into two main categories: tax-exempt long-term bonds and short-term investments. Tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund. Short-term investments, which represent the Fund's cash position, are listed last.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 96.57%                                                                         $88,676,999
(Cost $83,121,743)

Florida 0.55%                                                                                                $502,975
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention &
  Resort Hotel Facil Ser 2002A, 10-01-33                             10.000%     BB              $500         502,975

Massachusetts 89.21%                                                                                       81,921,704
Boston City Industrial Development Financing Auth,
  Sewage Facil Rev 1991 Harbor Elec Energy Co Proj,
  05-15-15                                                            7.375      BBB              250         253,550
Boston Water and Sewer Commission,
  Gen Rev 1992 Sr Ser A, 11-01-13                                     5.750      AA-              500         571,340
Brockton, City of,
  State Qualified Municipal Purpose Ln of 1993,
  06-15-18                                                            6.125      A+             2,000       2,114,500
Holyoke Gas and Electric Department,
  Rev Ser A, 12-01-31                                                 5.000      Aaa            3,410       3,431,517
Massachusetts Bay Transportation Auth,
  Gen Trans Sys Rev Ref Ser 1994A, 03-01-14                           7.000      AA             1,000       1,269,440
  Gen Trans Sys Rev Ser 1997D MBIA IBC, 03-01-27                      5.000      AAA            1,000       1,001,040
  Rev Assessment Ser 2000A, 07-01-30                                  5.250      AAA            1,000       1,021,830
Massachusetts, Commonwealth of,
  GO Consol Ln Ser 2001C, 12-01-19                                    5.375      AA-            1,000       1,141,960
Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref, 11-01-28                      6.000      Caa3             850         609,144
  Resource Recovery Rev Southeastern MA Sys
  Ser 2001A, 01-01-16                                                 5.625      AAA              500         555,465
  Rev Belmont Hill School, 09-01-31                                   5.000      A              1,000         989,420
  Rev GNMA Coll VOA Concord Ser 2000A, 10-20-41                       6.900      AAA            1,000       1,157,220
  Rev Lasell Village Proj Ser 1998A, 12-01-25                         6.375      BBB-           1,000         922,170
  Rev YMCA Greater Boston Iss, 11-01-19                               5.350      BBB+           1,000       1,003,070
  Rev YMCA Greater Boston Iss, 11-01-28                               5.450      BBB+           2,000       1,956,200
Massachusetts Educational Financing Auth,
  Ed Ln Rev Iss D Ser 1991A, 01-01-09                                 7.250      AAA              200         202,350
Massachusetts Health and Educational Facilities Auth,
  Rev Boston College Iss Ser J Unref Bal, 07-01-21                    6.625      AAA               35          35,479
  Rev Boston College Iss Ser L, 06-01-26                              5.000      AA-            1,500       1,499,880
  Rev Civic Investments Ser 2002B, 12-15-31                           9.200      BB             2,000       2,064,960
  Rev Dana-Farber Cancer Institute Ser G-1, 12-01-22                  6.250      A                500         520,090
  Rev Harvard Univ Iss Ser FF, 07-15-37                               5.125      AAA            2,000       2,010,660
  Rev Harvard Univ Iss Ser W, 07-01-35                                6.000      AAA            1,000       1,182,140
  Rev Melrose-Wakefield Hosp Iss Ser B, 07-01-06                      6.350      AAA              500         511,900
  Rev Milford-Whitinsville Hosp Ser D, 07-15-32                       6.350      BBB-           1,500       1,529,115
  Rev Northeastern Univ Iss Ser E, 10-01-22                           6.550      AAA            1,000       1,024,260
  Rev Partners Healthcare Sys Ser 2001C, 07-01-32                     5.750      AA-            1,000       1,040,290
  Rev Ref Boston College Iss Ser L, 06-01-31                          4.750      AA-            1,000         962,010
  Rev Ref Brandeis Univ Iss Ser J, 10-01-26                           5.000      Aaa            1,750       1,757,542
  Rev Ref Harvard Pilgrim Health Ser A, 07-01-18                      5.000      AAA            1,000       1,014,170
  Rev Ref Harvard Univ Ser 2001DD, 07-15-35                           5.000      AAA            1,000       1,001,930
  Rev Ref Tufts Univ Ser 2002J, 08-15-17                              5.500      AA-              500         569,250
  Rev Ref Univ of Mass Worcester Campus
  Ser 2001B, 10-01-31                                                 5.250      AAA            1,500       1,541,385
  Rev Simmons College Ser 2000D, 10-01-29                             6.150      AAA            1,000       1,112,130
  Rev South Shore Hosp Ser F, 07-01-29                                5.750      A              1,000       1,010,260
  Rev St Luke's Hosp , 08-15-23                                       9.900#     AAA              500         531,950
  Rev Wheelock College Ser 2000B, 10-01-30                            5.625      Aaa            1,000       1,056,080
Massachusetts Housing Finance Agency,
  Hsg Rev Rental Mtg Ser 2001A, 07-01-30                              5.800      AAA            1,000       1,040,780
  Rev Insured Rental Hsg 1994 Ser A, 07-01-14                         6.600      AAA              960       1,003,738
Massachusetts Industrial Finance Agency,
  Assisted Living Facil Rev Newton Group
  Properties LLC Proj, 09-01-27                                       8.000      BB             1,000       1,080,960
  Assisted Living Facil Rev TNG Marina Bay LLC Proj,
  12-01-27                                                            7.500      BB             1,000       1,041,900
  Resource Recovery Rev Ref Ogden Haverhill
  Proj Ser 1998A, 12-01-19                                            5.600      BBB            1,000         815,990
  Resource Recovery Rev Ref Ser 1993A
  Refusetech Inc Proj, 07-01-05                                       6.300      BBB+           1,825       1,909,498
  Rev Assumption College Iss 1996, 07-01-26                           6.000      AAA            1,000       1,113,470
  Rev Dana Hall School Iss, 07-01-17                                  5.800      BBB            1,090       1,111,440
  Rev Glenmeadow Retirement Community Ser C,
  02-15-18                                                            8.375      AA             1,000       1,201,390
  Rev St John's High School, 06-01-28                                 5.350      BBB+           1,000         942,280
  Rev Wtr Treatment American Hingham Proj,
  12-01-20                                                            6.750      BBB            3,000       3,108,600
  Rev Wtr Treatment American Hingham Proj,
  12-01-29                                                            6.900      BBB            1,310       1,364,378
Massachusetts Municipal Wholesale Electric Co,
  Pwr Supply Sys Rev 1993 Reg Inverse Floater,
  07-01-18                                                            9.130#     AAA            1,300       1,372,306
Massachusetts Port Auth,
  Rev Ref Ser 1992A, 07-01-23                                         6.000      A+             1,370       1,404,250
  Rev Ser C FSA-CR, 07-01-29                                          5.750      AAA            1,250       1,337,800
  Rev Special Facil Ser A USAir Proj, 09-01-16                        5.750      AAA            1,000       1,062,440
Massachusetts Turnpike Auth,
  Metro Highway Sys Rev Sr Lien Cap Apprec
  Ser 1997C, 01-01-20                                                  Zero      AAA            1,000         424,800
  Metro Highway Sys Rev Sr Ser 1997A, 01-01-23                        5.125      AAA            4,300       4,347,644
Massachusetts Water Pollution Abatement Trust,
  Rev Ref Pool Prog Ser 7, 02-01-31                                   5.125      AAA            2,320       2,349,394
  Wtr Poll Abatement Rev Ref Sub New Bedford
  Prog Ser A, 02-01-26                                                4.750      Aaa            1,000         969,720
Massachusetts Water Resource Auth,
  Gen Rev Ref 1993 Ser B, 03-01-22                                    5.000      AA               360         360,299
  Gen Rev Ref 1993 Ser B, 03-01-17                                    5.500      AA               400         413,020
  Gen Rev Ref 1993 Ser C, 12-01-23                                    4.750      AA             1,000         971,260
  Gen Rev Ref 2002 Ser B, 08-01-27                                    5.125      AAA            1,000       1,015,090
Nantucket, Town of,
  GO Municipal Purpose Ln of 1991, 12-01-11                           6.800      Aaa               25          25,607
Narragansett Regional School District,
  GO Unltd, 06-01-18                                                  5.375      Aaa            1,000       1,081,480
Pittsfield, City of,
  GO Ltd, 04-15-19                                                    5.000      AAA            1,000       1,042,980
Plymouth, County of,
  Cert of Part Correctional Facil Proj, 04-01-22                      5.000      AAA            1,000       1,013,900
Rail Connections, Inc.,
  Rev Cap Apprec Rte 128 Pkg Ser 1999B, 07-01-18                       Zero      Aaa            1,750         784,368
  Rev Cap Apprec Rte 128 Pkg Ser 1999B, 07-01-19                       Zero      Aaa            2,415       1,013,382
Route 3 North Transit Improvement Associates,
  Lease Rev, 06-15-29                                                 5.375      AAA            3,100       3,499,993
Springfield, City of,
  GO School Proj Ln Act of 1992 Ser B, 09-01-11                       7.100      Baa3             500         510,080
University of Massachusetts,
  Bldg Auth Facil Rev Gtd Ser 2000A, 11-01-25                         5.125      AAA            1,000       1,011,770

Puerto Rico 6.81%                                                                                           6,252,320
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                              10.320#     AAA            2,000       2,684,520
Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996,
  07-01-11                                                           10.220#     AAA            1,000       1,350,500
Puerto Rico Highway and Transportation Auth,
  Highway Rev Cap Rites Ser Y, 07-01-14                               6.250      A              1,000       1,207,280
Puerto Rico Public Buildings Auth,
  Rev Gov't Facils Ser 1997B, 07-01-27                                5.000      AAA            1,000       1,010,020

ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE  (000s OMITTED)           VALUE

SHORT-TERM INVESTMENTS 2.14%                                                                               $1,961,000
(Cost $1,961,000)

Joint Repurchase Agreement 2.14%
Investment in a joint repurchase agreement transaction
  with State Street Corp. -- Dated 08-30-02, due 09-03-02
  (Secured by U.S. Treasury Bond, 5.500% due 08-15-28
  and U.S. Treasury Inflation Indexed Bonds, 3.625% thru
  3.875% due 04-15-28 thru 04-15-29 and U.S. Treasury
  Inflation Indexed Notes, 3.375% thru 3.500% due
  01-15-07 thru 01-15-11 and U.S. Treasury Note,
  3.250% due 08-15-07)                                                          1.820%          1,961       1,961,000

TOTAL INVESTMENTS 98.71%                                                                                  $90,637,999

OTHER ASSETS AND LIABILITIES, NET 1.29%                                                                    $1,189,222

TOTAL NET ASSETS 100.00%                                                                                  $91,827,221


* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

# Represents rate in effect on August 31, 2002.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

August 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                      VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                         OF NET ASSETS
General Obligation                                    7.89%
Revenue Bonds -- Building                             1.10
Revenue Bonds -- Combined                             4.83
Revenue Bonds -- Correctional Facility                1.10
Revenue Bonds -- Education                           19.75
Revenue Bonds -- Electric                             1.49
Revenue Bonds -- Financial                            1.26
Revenue Bonds -- Health                              11.27
Revenue Bonds -- Highway                              9.01
Revenue Bonds -- Hospital                             1.13
Revenue Bonds -- Improvement                          0.54
Revenue Bonds -- Industrial Development               4.11
Revenue Bonds -- Industrial Revenue                   7.23
Revenue Bonds -- Mass Transit                         1.11
Revenue Bonds -- Multi-Family                         2.23
Revenue Bonds -- Other                                1.87
Revenue Bonds -- Pollution Control                    2.56
Revenue Bonds -- Port Authority                       1.53
Revenue Bonds -- Resource Recovery                    0.60
Revenue Bonds -- School                               1.08
Revenue Bonds -- Transportation                       5.81
Revenue Bonds -- Various Purpose                      1.46
Revenue Bonds -- Water & Sewer                        7.61

Total tax-exempt long-term bonds                     96.57%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $85,082,743)                           $90,637,999
Cash                                                                      638
Receivable for shares sold                                            118,701
Interest receivable                                                 1,218,978
Other assets                                                            4,700

Total assets                                                       91,981,016

LIABILITIES
Payable for shares repurchased                                         31,787
Dividends payable                                                      29,218
Payable to affiliates                                                  48,128
Other payables and accrued expenses                                    44,662

Total liabilities                                                     153,795

NET ASSETS
Capital paid-in                                                    86,524,912
Accumulated net realized loss on investments                         (259,671)
Net unrealized appreciation of investments                          5,555,256
Accumulated net investment income                                       6,724

Net assets                                                        $91,827,221

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($64,664,085 [DIV] 5,172,945 shares)                           $12.50
Class B ($23,127,424 [DIV] 1,850,117 shares)                           $12.50
Class C ($4,035,712 [DIV] 322,846 shares)                              $12.50

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.50 [DIV] 95.5%)                                         $13.09
Class C ($12.50 [DIV] 99%)                                             $12.63

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $5,002,264

Total investment income                                             5,002,264

EXPENSES
Investment management fee                                             434,582
Class A distribution and service fee                                  190,243
Class B distribution and service fee                                  207,450
Class C distribution and service fee                                   27,571
Transfer agent fee                                                     81,911
Custodian fee                                                          35,221
Auditing fee                                                           21,609
Accounting and legal services fee                                      18,374
Registration and filing fee                                            15,840
Printing                                                               10,356
Miscellaneous                                                           6,032
Trustees' fee                                                           5,448
Interest expense                                                        2,194
Legal fee                                                               1,350

Total expenses                                                      1,058,181
Less expense reductions                                                  (726)

Net expenses                                                        1,057,455

Net investment income                                               3,944,809

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                       64,052
Change in unrealized appreciation
  (depreciation) of investments                                       628,585

Net realized and unrealized gain                                      692,637

Increase in net assets from operations                             $4,637,446

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value of
the Fund's net
assets has
changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-01          8-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                           $3,768,582       $3,944,809
Net realized gain                                   76,705           64,052
Change in net unrealized
  appreciation (depreciation)                    3,973,440          628,585

Increase in net assets
  from operations                                7,818,727        4,637,446

Distributions to shareholders
From net investment income
Class A                                         (3,032,173)      (2,969,335)
Class B                                           (682,472)        (826,564)
Class C                                            (53,937)        (109,897)
                                                (3,768,582)      (3,905,796)

From fund share transactions                     4,520,091        7,198,405

NET ASSETS
Beginning of period                             75,326,930       83,897,166

End of period 1                                $83,897,166      $91,827,221

1 Includes accumulated net investment income of $6,724 and $6,724, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.12      $12.60      $11.85      $11.80      $12.41
Net investment income 2                                   0.66        0.64        0.64        0.59        0.58
Net realized and unrealized
  gain (loss) on investments                              0.48       (0.75)      (0.05)       0.61        0.08
Total from investment operations                          1.14       (0.11)       0.59        1.20        0.66
Less distributions
From net investment income                               (0.66)      (0.64)      (0.64)      (0.59)      (0.57)
Net asset value, end of period                          $12.60      $11.85      $11.80      $12.41      $12.50
Total return 3,4 (%)                                      9.66       (0.96)       5.16       10.44        5.54

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $58         $58         $60         $63         $65
Ratio of expenses
  to average net assets (%)                               0.70        0.70        0.77        0.97        1.03
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.10        1.05        1.09        1.05        1.03
Ratio of net investment income
  to average net assets (%)                               5.28        5.16        5.54        4.90        4.72
Portfolio turnover (%)                                       6           6          19          17          15

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.12      $12.60      $11.85      $11.80      $12.41
Net investment income 2                                   0.57        0.55        0.56        0.51        0.50
Net realized and unrealized
  gain (loss) on investments                              0.48       (0.75)      (0.05)       0.61        0.08
Total from investment operations                          1.05       (0.20)       0.51        1.12        0.58
Less distributions
From net investment income                               (0.57)      (0.55)      (0.56)      (0.51)      (0.49)
Net asset value, end of period                          $12.60      $11.85      $11.80      $12.41      $12.50
Total return 3,4 (%)                                      8.89       (1.66)       4.43        9.67        4.80

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $6         $13         $14         $19         $23
Ratio of expenses
  to average net assets (%)                               1.40        1.40        1.47        1.67        1.73
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.80        1.75        1.79        1.75        1.73
Ratio of net investment
  income to average net assets (%)                        4.58        4.46        4.84        4.20        4.02
Portfolio turnover (%)                                       6           6          19          17          15

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 6   8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.46      $11.85      $11.80      $12.41
Net investment income 2                                   0.21        0.56        0.51        0.50
Net realized and unrealized
  gain (loss) on investments                             (0.61)      (0.05)       0.61        0.08
Total from investment operations                         (0.40)       0.51        1.12        0.58
Less distributions
From net investment income                               (0.21)      (0.56)      (0.51)      (0.49)
Net asset value, end of period                          $11.85      $11.80      $12.41      $12.50
Total return 3,4 (%)                                     (3.23) 7     4.43        9.67        4.80

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        $1          $2          $4
Ratio of expenses
  to average net assets (%)                               1.40 9      1.47        1.67        1.73
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.75 9      1.79        1.75        1.73
Ratio of net investment income
  to average net assets (%)                               4.30 9      4.84        4.20        4.02
Portfolio turnover (%)                                       6          19          17          15

1 As required, effective September 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended August 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.68%, 3.98% and 3.98% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class C shares began operations on 4-1-99.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Massachusetts Tax-Free Income Fund (the "Fund") is a non-diversified series of John Hancock Tax-Exempt Series Fund, an open-end investment management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended August 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $232,080 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2004 -- $37,675, August 31, 2005 -- $6,645 and August 31, 2008 -- $187,760.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended August 31, 2002, the tax character of distributions paid was as follows: ordinary income $27,360 and exempt income $3,878,436. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2002, the components of distributable earnings on a tax basis included $39,467 of undistributed exempt income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $250,000,000, (c) 0.425% of the next
$500,000,000, (d) 0.40% of the next $250,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $1,250,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $726, or less than 0.01% of the Fund's average net asset, for the year ended August 31, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $203,436 with regard to sales of Class A shares. Of this amount, $24,883 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $136,588 was paid as sales commissions to unrelated broker-dealers and $41,965 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $21,793 with regard to sales of Class C shares. Of this amount, $20,710 was paid as sales commissions to unrelated broker-dealers and $1,083 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2002, CDSCs received by JH Funds amounted to $40,329 for Class B shares and $21 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 8-31-01            YEAR ENDED 8-31-02
                               SHARES            AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                          830,284        $9,980,780       875,311     $10,706,940
Distributions reinvested      166,253         1,998,557       156,228       1,910,203
Repurchased                  (993,080)      (11,927,526)     (963,517)    (11,756,324)
Net increase                    3,457           $51,811        68,022        $860,819

CLASS B SHARES
Sold                          443,801        $5,326,941       494,835      $6,057,542
Distributions reinvested       32,633           392,784        39,383         481,477
Repurchased                  (173,172)       (2,077,606)     (192,406)     (2,352,267)
Net increase                  303,262        $3,642,119       341,812      $4,186,752

CLASS C SHARES
Sold                           69,788          $843,041       180,842      $2,215,245
Distributions reinvested        1,460            17,625         4,584          56,098
Repurchased                    (2,852)          (34,505)       (9,991)       (120,509)
Net increase                   68,396          $826,161       175,435      $2,150,834

NET INCREASE                  375,115        $4,520,091       585,269      $7,198,405

NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2002, aggregated $19,498,787 and $12,714,333, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $85,008,820. Gross unrealized appreciation and depreciation of investments aggregated $6,154,049 and $524,870, respectively, resulting in net unrealized appreciation of $5,629,179. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax adjustment for the accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended August 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $5, a decrease in accumulated net investment income of $73,928 and an increase in capital paid-in of $73,923. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $34,915 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $39,013, decrease unrealized appreciation of investments by $39,008 and decrease net realized gain on investments by $5.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Massachusetts Tax-Free Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Massachusetts Tax-Free Income Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2002



TAX
INFORMATION

Unaudited

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended August 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.30% tax-exempt. The percentage of income dividends from the fund subject to the alternative minimum tax is 15.90%. None of the income dividends were derived from U.S. Treasury Bills.

For specific information on exception provisions in your state, consult your local state tax officer or your tax adviser. Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1987                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1987                31
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1996                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1994                31
Senior Vice President and Chief Economist, The Conference Board
(nonprofit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1996                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

Patti McGill Peterson, Born: 1943                                                           1996                38
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John A. Moore 2, Born: 1939                                                                 1996                38
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                60
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                60
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1987
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



OUR WEB SITE

Available just a few clicks away --
www.jhfunds.com

Instant access to
----------------------------------
Portfolio/Account Information
----------------------------------
Proxy Voting
----------------------------------
Daily Mutual Fund Prices
----------------------------------
Mutual Fund Overviews
----------------------------------
Prospectuses
----------------------------------
4 & 5 Star Funds
----------------------------------
IRA Information/Calculators
----------------------------------
Annual & Semiannual Reports
----------------------------------
Investment Professionals
----------------------------------
Mutual Fund FAQs



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, Massachusetts 02217-1001

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1001
                                     Boston, MA 02217-1001

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Massachusetts Tax-Free Income Fund.

7700A   8/02
       10/02